UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2017

E*TRADE Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020 (Address of Principal Executive Offices and Zip Code)
(646) 521-4300
(Registrant's Telephone Number, including Area Code)
Not Applicable (Former name or former address, if changed since last report)
______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Emerging growth company                                                                          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01.	OTHER EVENTS
On August 2, 2017, the Board of Directors of the Company declared a cash dividend of $29.375 per share on its Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A. This cash dividend will be distributed on September 15, 2017 to stockholders of record as of the close of business on August 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2017

E*TRADE FINANCIAL CORPORATION
By:	/s/ Lori S. Sher
Lori S. Sher Corporate Secretary